			SCHEDULE 14A INFORMATION
		Proxy Statement Pursuant to Section 14(a)
		 of the Securities Exchange Act of 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]    Preliminary Proxy Statement             [  ]    Confidential, for Use
[X ]    Definitive Proxy Statement                        of Commission Only
[  ]    Definitive Additional Materials                   (as permitted by
[  ]    Soliciting Material Pursuant to                   Rule 14a-6(e)(2))
	  part 240.14a-11(c) or par.
	  240.14a-12



			   MidSouth Bancorp, Inc.
	    (Name of Registrant as Specified In Its Charter)

		  Board of Directors of MidSouth Bancorp, Inc.
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[  ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
	  item 22(a)(2) of Schedule 14A.
[  ]    $500 per each party to the controversy pursuant to Exchange Act
	  Rule 14a-6(i)(3).
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
	  and 0-11.


1)      Title of each class of securities to which transaction applies:


	__________________________________________________


2)      Aggregate number of securities to which transaction applies:


	__________________________________________________


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


	__________________________________________________


4)      Proposed maximum aggregate value of transaction:


	__________________________________________________


5)      Total Fee Paid:


	__________________________________________________


[  ]    Fee paid previously with preliminary materials.


[  ]    Check box if any part of the fee is offset as provided by
	  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount Previously Paid:

	__________________________


2)      Form, Schedule or Registration Statement No.:

	__________________________


3)      Filing Party:


	__________________________


4)      Date Filed:


	__________________________

			 MIDSOUTH BANCORP, INC.

			102 Versailles Boulevard
			   Versailles Centre
		       Lafayette, Louisiana 70501

		 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



Lafayette, Louisiana
April 7, 2000

     The annual meeting of shareholders of MidSouth
Bancorp, Inc. ("MidSouth") will be held on Wednesday, May
10, 2000, at 2:00 p.m., local time, at MidSouth's main office, 102 Versailles Boulevard, Lafayette, Louisiana, to elect directors, and to consider such other matters as may properly come before the meeting or any adjournments thereof.

Only holders of record of common stock at the close of business on March 31, 2000, are entitled to notice of and to vote at the meeting.

Your vote is important regardless of the number of shares you own. WHETHER OR NOT YOU PLAN TO
ATTEND THE MEETING, PLEASE MARK, DATE AND
SIGN THE ENCLOSED PROXY AND RETURN IT
PROMPTLY IN THE ACCOMPANYING ENVELOPE.
 YOUR PROXY MAY BE REVOKED BY
APPROPRIATE NOTICE TO MIDSOUTH'S
SECRETARY AT ANY TIME PRIOR TO THE
VOTING THEREOF.


				 BY ORDER OF THE BOARD
				 OF DIRECTORS


				 /s/ Karel L. Hail
				 Karen L. Hail
				 Secretary

			   MIDSOUTH BANCORP, INC.

			  102 Versailles Boulevard
			     Versailles Centre
			 Lafayette, Louisiana 70501



			      PROXY STATEMENT


     This Proxy Statement is furnished holders of common stock of MidSouth Bancorp, Inc. ("MidSouth") in connection with the solicitation on behalf of its Board of Directors (the "Board") of proxies for use at MidSouth's annual shareholders meeting (the "Meeting") to be held on Wednesday, May 10, 2000, at the time and place shown in the accompanying notice and at any adjournments thereof. This Proxy Statement is first being mailed to shareholders about April 7, 2000.

     Only holders of record of MidSouth common stock
("Common Stock") at the close of business on March 31, 2000, are entitled to notice of and to vote at the Meeting. On that date, MidSouth had outstanding 2,483,342 shares of Common Stock, plus any shares issued on conversion of its Preferred Stock from March 20 through March 31, 2000, each of which is entitled to one vote.

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum. If a quorum is present, directors are elected by plurality vote; with respect to any other proposal that may properly come before the Meeting, if the Board has recommended it by the affirmative vote of the majority of the Continuing Directors, as defined in MidSouth's Articles of Incorporation ("Articles"), then, generally, the affirmative vote of a majority of the votes cast is required to approve it, but if it is not so recommended, then the affirmative vote of 80% of the Total Voting Power, as defined in the Articles, is required to approve it. MidSouth's By-laws provide that the Continuing Directors will appoint the Judge(s) of Election and that all questions as to the qualification of voters, validity of proxies and the acceptance or rejection of votes will be decided by the Judge(s).

     Abstentions or broker non-votes will have no effect on the election of directors. With respect to any other proposal, abstentions and broker non-votes will be counted as votes not cast and will have no effect on any proposal requiring a majority of votes cast to approve it and will have the effect of a vote against any proposal requiring an affirmative vote of a percentage of the Total Voting Power.

     All proxies received in the form enclosed will be voted as specified and, in the absence of instructions to the contrary, will be voted for the election of the persons named herein. MidSouth does not know of any matters to be presented at the Meeting other than those described herein;
however, if any other matters properly come before the

Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

     The enclosed proxy may be revoked by the shareholder at any time prior to its exercise by filing with MidSouth's Secretary a written revocation or a duly executed proxy bearing a later date. A shareholder who votes in person in a manner inconsistent with a proxy previously filed on his or her behalf will be deemed to have revoked the proxy as to the matters voted upon in person.

     The cost of soliciting proxies in the enclosed form will be borne by MidSouth. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegraph, facsimile and e-mail. Banks, brokerage houses and other nominees or fiduciaries may be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and MidSouth will, upon request, reimburse them for their expenses in so acting.


			ELECTION OF DIRECTORS

     The Articles provide for three classes of directors, with one class to be elected at each annual meeting for a three-year term. At the Meeting, Class I Directors will be elected to serve until the third succeeding annual meeting and until their successors have been duly elected and qualified.

     Unless authority is withheld, the persons named in the enclosed proxy will vote the shares represented by the proxies received by them for the election of the three Class I director nominees named below. In the unanticipated event that one or more nominees cannot be a candidate at the Meeting, the shares represented will be voted in favor of such other nominees as may be designated by the Board. Directors will be elected by plurality vote.

     Other than the Board, only shareholders entitled to vote for the election of directors who have complied with the procedures of Article IV(H) of MidSouth's Articles may nominate a person for election. To do so, the shareholder must have given written notice to MidSouth by December 18, 1999, of the following: (1) as to each person whom he or she proposes to nominate, (a) his or her name, age, business address, residential address, principal occupation or employment, and the class and number of shares of MidSouth's stock of which he or she is the beneficial owner and (b) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of directors by Regulation 14A under the Securities Exchange Act of 1934; and (2) as to the shareholder giving the notice, (a) his or her name and address and the class and number of shares of stock of MidSouth of which he or she is the beneficial owner and (b) a description of any agreements, arrangements or relationships between the shareholder and each person he or she proposes to nominate.
 Two inspectors, not affiliated with MidSouth, appointed by MidSouth's Secretary, will determine whether the notice provisions were met; if they determine that the shareholder has not complied with Article IV(H), the defective nomination will be disregarded.

     The following table sets forth certain information as of March 31, 2000, with respect to each director nominee and each director whose term as a director will continue after the Meeting. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years. The Board recommends a vote FOR each of the three nominees named below.




Director Nominees for terms to expire in 2003 (Class I Directors)

								  Year First
	Name           Age            Principal Occupation      Became Director


C. R. Cloutier         53       President and C.E.O., MidSouth        1984
				and MidSouth National Bank
				(the "Bank"), MidSouth's wholly-
				owned subsidiary


J. B. Hargroder, M.D.  69       Physician, retired                    1984


William M. Simmons     66       Private Investments                   1984



Directors whose terms expire in 2001 (Class II Directors)

								  Year First
	Name           Age            Principal Occupation      Became Director



Will G. Charbonnet, Sr. 52      Private Investments; Chairman         1985
				of the Board, MidSouth and the
				Bank; Until 3/99 President-
				Owner of Acadiana Fast Foods, Inc.


Clayton Paul Hilliard   74      President, Badger Oil Corporation     1992(FN1)




Directors whose terms expire in 2002 (Class III Directors)

								  Year First
	Name           Age            Principal Occupation      Became Director


James R. Davis, Jr.     47      President, Davis/Wade Financial       1991
				Services, LLC (1995-Present);
				Until 8/99, President, Advanced
				Pay Cellular, Inc.


Karen L. Hail           46      Chief Financial Officer and           1998
				Secretary, MidSouth


Milton B. Kidd, III, O.D. 51    Optometrist, Kidd Vision Centers      1996(FN2)




(F1) Mr. Hilliard also served on the Boards of MidSouth and the Bank from 1985 to 1987.
(F2) Dr. Kidd has served on the Board of the Bank since April 1, 1994.

			   ____________________

     During 1999, the Board held 12 meetings. Each incumbent director attended at least
75% of the aggregate number of meetings held during 1999 of the Board and committees of which he or she was a member.

     The Board has an Executive Committee, an Audit and
Loan Review Committee and a Personnel Committee.  The
members of the Executive Committee are Messrs.
Charbonnet,  Cloutier and Hargroder.   The Committee's
duties include nominations, shareholder relations, Bank examination and Securities and Exchange Commission
("SEC") reporting. The Committee will consider nominees who are proposed by shareholders in accordance with the procedures, described above, in MidSouth's Articles. The
Committee met three times in 1999.

     The members of the Audit and Loan Review
Committee are Messrs. Davis, Kidd, and Hilliard. The Committee, which held 12 meetings in 1999, is responsible for maintaining a program of internal accounting controls and monitoring all loans and lines of credit for consistency with the Bank's loan policies.

     The members of the Personnel Committee are Messrs.
Charbonnet, Davis, Hargroder, Hilliard, Kidd, and Simmons.
The Committee, which met four times in 1999, is responsible for evaluating the performance and setting the compensation of MidSouth's executive officers and administering
MidSouth's Stock Incentive Plan.

     Directors of MidSouth are also directors of the Bank. Directors are entitled to fees of $200 per month for service on the MidSouth Board and $100 for service on the Bank
Board. The Chairman of the Board, receives an additional
$750 per month and the Vice Chairman receives an additional $350 per month. Each director also receives $350 for each regular meeting, and $125 for each special meeting, of the Board of the Bank and $150 for the first hour, and $75 per hour for each additional hour, of each committee meeting. Directors receive fees only for meetings they attend.

     Each of the current directors who are not employees were granted options in 1997 to purchase up to 10,968 shares of MidSouth Common Stock at $6.67 per share, its fair market value on the date of grant, exercisable in annual 20% increments beginning one year from the date of grant.

     The Exchange Act and applicable SEC regulations require MidSouth's directors, executive officers and ten percent shareholders to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of MidSouth, and to furnish MidSouth with copies of all the reports they file. To MidSouth's knowledge, based on a review of reports furnished to MidSouth, all required reports were filed timely.

		 SECURITY OWNERSHIP OF MANAGEMENT
		   AND CERTAIN BENEFICIAL OWNERS


Security Ownership of Management


     The following table sets forth certain information as of March 31, 2000, concerning the beneficial ownership of MidSouth's equity securities, consisting of Common Stock and Series A Convertible Preferred Stock, by each director and nominee of MidSouth, by its Chief Executive Officer and Chief Financial Officer (who are also directors), and by all directors and executive officers as a group. Unless otherwise indicated, the securities are held with sole voting and investment power. The table reflects shares of Common Stock beneficially owned, and the footnotes provide information on beneficial ownership of Preferred Stock.


				  Amount and Nature
				   of Beneficial            Percent
	Name and Address           Ownership(FN1)          of Class

Will G. Charbonnet, Sr.             95,508(FN2)              3.84%

C. R. Cloutier                     175,343(FN3)              7.00%

James R. Davis, Jr.                 62,599(FN4)              2.51%

Karen L. Hail                       57,144(FN5)              2.29%

J. B. Hargroder, M.D.              246,090(FN6)              9.87%

Clayton Paul Hilliard              108,632(FN7)              4.36%

Milton B. Kidd, III, O.D.          115,470(FN8)              4.64%

William M. Simmons                  90,528(FN9)              3.64%

All directors and executive
officers as a group (13 persons) 1,038,700                  40.22%

_________________


(FN1) Common Stock held by MidSouth's Directors' Deferred Compensation Trust (the "Trust") is
	beneficially owned by its Plan Administrator, MidSouth's Executive Committee, the members of which could be
	deemed to share beneficial ownership with respect to all
	Common Stock   held in the Trust (158,752 shares or
	6.39% as of March 31, 2000). For each director, the table includes the number of shares held for his or her account only, while the group figure includes all shares held in the Trust at March 31, 2000. Common Stock held by
	MidSouth's Employee Ownership Plan (the "ESOP") is not included in the table, except that shares allocated to an individual's account are included as beneficially owned by that individual. Shares which may be acquired on conversion of Preferred Stock or exercise of currently exercisable options are deemed outstanding for purposes of computing the percentage of outstanding Common

	Stock  owned by persons beneficially owning such shares
	and by all directors and executive officers   as a group but
	are not otherwise deemed to be outstanding.

(FN2) Includes 20,030 shares as to which he shares voting and investment power, 22,465 shares held for his account in the Trust and 6,580 shares which he may acquire within 60 days pursuant to currently exercisable stock options ("Current Options").

(FN3) Includes 28,656 shares held by the ESOP for his account, 69,854 shares as to which he shares voting and investment power, 26,753 shares held for his account in the Trust, 2,998 shares he has the right to acquire on conversion of 1,000 shares of Preferred Stock owned by him and 20,062 shares under Current Options. Mr. Cloutier's address is P.
	O. Box 3745, Lafayette, Louisiana 70502.

(FN4) Includes 38,249 shares as to which he shares voting and investment power, 17,770 shares held for his account in the Trust, and 6,580 shares under Current Options.


(FN5) Includes 21,101 shares held for her account in the ESOP, 627 shares as to which she shares voting and investment power, 17,537 shares held for her account in the Trust and 12,375 shares under Current Options.

(FN6) Includes 206,009 shares as to which he shares voting and investment power, 24,151 shares held for his account in the Trust, 4,608 shares he has the right to acquire on conversion of 1,537 shares of Preferred Stock owned by him, and 6,580 shares under Current Options. Dr. Hargroder's address is P. O. Box 1049, Jennings, Louisiana 70546.

(FN7) Includes 87,261 shares as to which he shares voting and investment power, 10,225 shares held for his account in the Trust, and 6,580 shares under Current Options.

(FN8) Includes 40,157 shares as to which he shares voting and investment power, 8,068 shares held for his account in the Trust and 6,580 shares under Current Options.

(FN9) Includes 2,348 shares as to which he shares voting and investment power 23,161 shares held for his account in the rust, and 6,580 shares under Current Options.

			     __________________


Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information as of March 31, 2000, concerning the only person other than the persons listed in the table above known to MidSouth to be the beneficial owner of more than five percent of its Common Stock.


	Name and Address              Shares Beneficially         Percent
       Of Beneficial Owner                 Owned                 of Class



   MidSouth Bancorp, Inc.,                251,641(FN1)             10.13%
   Employee Stock Ownership Plan,
   ESOP Trustees and
   ESOP Administrative Committee
   P. O. Box 3745,
   Lafayette, LA   70502

________________________________

(1) The Administrative Committee directs the Trustees how to vote the approximately 13,462 unallocated shares of Common Stock in the ESOP as of March 31, 2000.
Voting rights of the shares allocated to ESOP participants' accounts are passed through to them. The Trustees have investment power with respect to the ESOP's assets, but must exercise it in accordance with an investment policy established by the Administrative Committee. The
Trustees are Donald R. Landry, an executive officer of MidSouth, Earline Vincent, a Bank officer, and Brenda
Jordan, a Bank employee.  The  Administrative
Committee consists of David L. Majkowski and Teri S.
Stelly,  executive officers of MidSouth, and Dailene
Melancon, a Bank officer.


		  __________________



	EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS


Summary of Executive Compensation

     The following table shows all compensation awarded to, earned by or paid to MidSouth's Chief Executive Officer,
C. R. Cloutier, Chief Financial Officer, Karen L. Hail and Senior Vice President, Donald R. Landry, for all services rendered by them in all capacities to MidSouth and its subsidiaries for 1999. No other executive officer of MidSouth had total annual salary and bonus exceeding $100,000 for the year.


								 Long-Term  Compensation
							_____________________________________
							 Other
    Name and                                            Annual  Restricted  Securities          All Other
    Principal                                           Compen-   Stock     Underlying  LTIP     Compen-
    Position            Year      Salary      Bonus     sation   Awards(s)  Option(s)  Payouts   sation
				  <FN1>       <FN2>                                              <FN3>
    ________            ____      ________    _______   _______ __________  __________ _______  _________

C. R. Cloutier          1999      $174,158    $35,525      0        0           0         0      $ 5,828
Chief Executive         1998      $156,200    $29,906      0        0         12,187      0      $ 5,321
    Officer             1997      $134,850    $20,023      0        0         25,312      0      $10,470



Karen L. Hail           1999      $116,650    $21,315      0        0           0         0      $ 4,389
Chief Financial         1998      $106,250    $18,464      0        0          5,625      0      $ 3,832
   Officer              1997      $ 96,075    $12,738      0        0         16,875      0      $ 9,307


Donald R. Landry        1999      $ 90,271    $23,822      0        0           0         0      $ 4,498
Senior Vice Pres.       1998      $ 85,000    $14,407      0        0          5,344      0      $ 3,703
SeniorLoanOfficer       1997      $ 72,500    $ 9,871      0        0         12,656      0      $ 2,704



(FN1)   Includes director fees of $19,700 and $18,900 for 1999;
	$14,200 and $14,250 for 1998; and  $14,100 and
	$13,950 for 1997 for Mr. Cloutier and Ms. Hail, respectively.

(FN2) Awarded pursuant to the Incentive Compensation Plan of the Bank.

(FN3) Consists of an estimated $5,001, $3,730 and $3,566 contributed by MidSouth to the ESOP for the accounts of each of Mr. Cloutier, Ms. Hail and Mr. Landry respectively, and $827, $659, and $1,133 paid by MidSouth in insurance premiums for term life insurance for the benefit of Mr. Cloutier, Ms. Hail and Mr. Landry, respectively.


			      ____________________


Option Holdings

     The following table sets forth information with respect to Mr. C. R. Cloutier, Ms. Hail, and Mr. Landry concerning their exercise of options during 1999 and unexercised options held as of December 31, 1999. No options were granted or exercised in 1999.


	      OPTION VALUES AS OF DECEMBER 31, 1999





		       Number of Securities             Value of Unexercised
		      Underlying Unexercised            In-the-Money Options
			    Options at                            At
   Name                 December 31, 1999               December 31, 1999(FN1)
   ____                 _________________               _____________________


		     Exercisable   Unexercisable      Exercisable    Unexercisable

C. R. Cloutier         12,562         24,937            $ 23,591       $  35,386


Karen L. Hail           7,875         14,625            $ 15,727       $  23,592


Donald Landry           6,095         11,905            $ 11,711       $  17,958



 (FN1) Reflects the difference between the closing sale price of a share of MidSouth Common Stock on December 31, 1999, and the exercise price of the options.







Employment and Severance Contracts with Named Executive Officers

     Mr. Cloutier, Ms. Hail and Mr. Landry each have a written employment agreement with the Bank for a term of one year, beginning January 1st of each year. The agreements are automatically extended for one year every year thereafter beginning on the termination date, unless written notice of termination is given by any party to the agreement not later than 60 days before the termination date. Pursuant to the contract, Mr. Cloutier, Ms. Hail and Mr. Landry receive term life insurance equal to four times their annual salary payable to a beneficiary of their choice and disability insurance of not less than two-thirds of their annual salary. Mr. Cloutier's, Ms. Hail's and Mr. Landry's contracts have a severance provision which entitles them to one year's salary if the agreement is terminated by the Bank, unless they are removed by a regulatory body.


		      _____________________

Certain Transactions

     Directors, nominees and executive officers of MidSouth and their associates have been customers of, and have borrowed from, the Bank in the ordinary course of business, and such transactions are expected to continue in the future. In the opinion of MidSouth's management, such transactions have been on substantially the same terms, including interest rates and collateral, as those prevailing at the time of comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.


	      RELATIONSHIP WITH INDEPENDENT
		 PUBLIC ACCOUNTANTS

     MidSouth's consolidated financial statements for
1999 were audited by Deloitte & Touche, LLP, and the Board has appointed it to audit MidSouth's financial statements for 2000. Representatives of Deloitte & Touche, LLP are not expected to be present at the Meeting.


	       SHAREHOLDER PROPOSALS

     Eligible shareholders who desire to present a proposal qualified for inclusion in the proxy materials relating to the 2001 annual meeting must forward such proposal to the Secretary of MidSouth at the address listed on the first page of this Proxy Statement in time to arrive at MidSouth before December 8, 2000.

ANY SHAREHOLDER MAY BY WRITTEN REQUEST
OBTAIN WITHOUT CHARGE A COPY OF
MIDSOUTH'S ANNUAL REPORT ON FORM 10-KSB
FOR THE YEAR ENDED DECEMBER 31, 1999,
WITHOUT EXHIBITS.  REQUESTS SHOULD BE
ADDRESSED TO SALLY D. GARY, INVESTOR
RELATIONS, MIDSOUTH BANCORP, INC., P. O. BOX
3745, LAFAYETTE, LOUISIANA 70502.

		    By Order of the Board of Directors


		    Karen L. Hail
		      Secretary



Lafayette, Louisiana
April 7, 2000


1.      Election of Class I Directors
	Nominees:       C. R. Cloutier
			J. B. Hargroder, M.D.
			William M. Simmons

	___     FOR all nominees listed except as marked to the contrary

	___     WITHHOLD authority for all nominees

		If you wish to withhold authority to vote for certain of the nominees listed, strike through the nominee(s) names.


2. In their discretion, to vote upon such other business as may properly come before the meeting or any adjournment thereof.



				This proxy will be voted as specified.
				If no specific directions are given,
				this proxy will be voted FOR the nominees named and FOR the Amendment.


				Please sign exactly as name appears on
				the certificate or certificates
				representing shares to be voted by the
				proxy.  When signing as executor,
				administrator, attorney, trustee
				or guardian, please give full title
				as such.  If a corporation, please
				sign in full corporate name by
				president or other authorized persons.
				If a partnership, please sign in
				partnership name by authorized persons.



				Dated:____________________________2000


				_____________________________________
				       Signature of Shareholder


				_____________________________________
				     Signature (if jointly owned)



				PLEASE MARK, SIGN, DATE AND RETURN
				THIS PROXY CARD TO THE COMPANY
				PROMPTLY USING THE ENCLOSED ENVELOPE.

			      PROXY
		       MIDSOUTH BANCORP, INC.
			   May 10, 2000
		   Annual Meeting of Shareholders


      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Raymond F. Mikolajczyk and Barbara Hightower, or any of them, proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of MidSouth Bancorp, Inc. (the "Company") that the undersigned is entitled to vote at the annual meeting of the shareholders of the Company to be held on May 10, 2000 and at any and all adjournments thereof.